UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 29, 2000
                                                         -----------------


                         SODEXHO MARRIOTT SERVICES, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                     1-12188                52-0936594
 -------------------------------   ------------------     ---------------------
 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)


 9801 Washingtonian Boulevard, Gaithersburg, Maryland           20878
 ----------------------------------------------------       -------------
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (301) 987-4500
                                                           --------------





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ITEM 5.           OTHER EVENTS.
-------------------------------

     On November 29, 2000, Sodexho Marriott Services, Inc. announced the retirement of Anthony Alibrio, President of the Health Care division, with Richard Macedonia appointed as successor.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
----------------------------------------------------

   (c)   The following exhibit is filed as part of this Form 8-K.

             Exhibit No.                        Description
         --------------------   -----------------------------------------------
                 99                 Press release, dated November 29, 2000.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SODEXHO MARRIOTT SERVICES, INC.


Date:    November 29, 2000                    By:   /s/ ROBERT A. STERN
     ------------------------                    ----------------------------
                                                  Robert A. Stern
                                                  Senior Vice President and
                                                    General Counsel


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INDEX TO EXHIBITS
-----------------


        Exhibit No.                      Description
------------------------   ---------------------------------------------------
           99              Press release issued November 29, 2000, relating to
                           Sodexho Marriott Services, Inc.'s announcement of the retirement of Anthony Alibrio, President of the Health Care division, with Richard Macedonia appointed as successor.



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